Exhibit 10.5

Letter of Spouse Consent

I,             (ID No.:                                    ), is the legal spouse of               (ID No.:                                ). I hereby unconditionally and irrevocably agree that                enters into the following documents (“Transaction Documents”) on December 17, 2018, and that the equity held by and registered under the name of              in Ningxia Xiangshang Rongke Technology Development Co., Ltd. (“Domestic Company”) will be disposed of according to the following documents:

(1)                                 The Equity Pledge Contract entered into by               , Ningxia Xiangshang Yixin Technology Co., Ltd. (“WFOE”), the Domestic Company and other parties;

(2)                                 The Exclusive Option Contract entered into by              , the WFOE, the Domestic Company and other parties; and

(3)                                 The Power of Attorney entered into by              , the WFOE, and other parties.

I hereby acknowledge that I have no interest in the equity of the Domestic Company and undertake not to make any claim over the equity, operation and management of the Domestic Company. I further acknowledge that it will not require my authorization or consent for              to perform the Transaction Documents and to amend or terminate the Transaction Documents.

I undertake to execute all necessary documents and take all necessary actions to ensure the Transaction Documents (as amended from time to time) are properly performed.

I agree and undertake that if I acquire any equity in the Domestic Company for any reason, I will be bound by the Transaction Documents (as amended from time to time) and comply with the obligations of a shareholder of the Domestic Company under the Transaction Documents (as amended from time to time). For that purpose, upon the request of the WFOE, I will execute a series of written documents substantially in the form and content of the Transaction Documents (as amended from time to time).

Spouse:

Signature:

Date: